Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2012
Lease Obligations
Schedule of future minimum lease payments under capital leases together with the present value of the net minimum lease payments

Year ending December 31,
(Thousands)
2013	$25,368
2014	25,588
2015	25,588
2016	25,588
2017	25,588
Later years	214,739
Total minimum lease payments(a)	$342,459
Less: Amount representing interest(b)	(129,617)
Present value of net minimum lease payments	$212,842

(a) There were no amounts representing contingent rentals or executory costs (such as taxes, maintenance and insurance) included in the total minimum lease payments.

(b)   Amount necessary to reduce net minimum lease payments to the fair value of the property at December 31, 2012 as the present value calculated at the Company’s incremental borrowing rate exceeded the fair value of the property at inception of the lease.